DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for the Dreyfus Premier State Municipal Bond Fund - Ohio Series for the six-month period ended October 31, 1997 as shown in the following table:

                                                                                                   Annualized
                                                                    Total Return*             Distribution Rate**
                                                                    ___________                ________________
           Class A Shares.........................                      5.41%                        4.95%
           Class B Shares.........................                      5.22%                        4.66%
           Class C Shares.........................                      5.01%                        4.41%

Economic Review
    With the level of inflation as low as it has been seen since 1964 and unemployment still near a 23-year low, the economy continued its solid growth over the reporting period. Gross Domestic Product (the "GDP") - the dollar total of all goods and services produced in the United States - has grown in excess of 3% for each of the past four quarters, a level and consistency of gain unmatched since 1984. This extraordinary economic performance has been fueled by huge business investment in new plant and equipment as well as a renewed surge in consumer spending over the summer. Consumers play a substantial role in determining the course of the economy, since their spending accounts for two thirds of all economic activity. Retail sales rose through the summer and into September, although there was some sign of deceleration as the third quarter progressed.
    The big economic story continued to be the lack of inflation in an economy now in its seventh year of expansion. This remarkable price stability, at a time in the business cycle when inflationary pressures would usually be apparent, has enabled the Federal Reserve Board (the "Fed") to refrain from tightening monetary policy. The Federal Open Market Committee (the "FOMC"), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the surge of growth in the economy. The last increase in short-term interest rates came on March 25, 1997, when the FOMC increased the Federal Funds rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    Of course, the recent financial market turbulence arising from currency devaluations in some of the economically weaker Southeast Asian countries has added a cautionary note to any Fed monetary actions that might further roil investment markets. The Southeast Asian economies have been cooling or in outright recession for some time and represent a large share of the global economy and the U.S. import/export market. The recent crisis has boosted the value of the U.S. dollar and could further dampen the demand for U.S. exports to this region. This bodes well for continued low inflation in the U.S. and weakens the argument that we are on the brink of price acceleration.
    In fact, inflation remains in check. The Implicit Price Deflator, an indicator of inflation that measures the prices of all goods and services in the U.S., has risen at an annual rate of less than 2% for the past two quarters. This favorable trend in prices has been mirrored by both the Consumer Price Index (a measure of the average change in the prices paid by urban consumers for a fixed market basket of goods and services) and the Producer Price Index (a measure of the average change in the prices of all commodities, at all stages of processing, produced for sale in primary markets in the U.S.). The Labor Department's Employment Cost Index, a broad measure of changes in wages and benefits, has indicated relatively modest increases in labor costs. Still, the labor market remains tight, with the unemployment rate at a low level unmatched in 23 years.
    Whether the economy will slow without further monetary restraint by the Fed remains an open question. Industrial production has been strong and operating rates, an indicator of possible future price pressures, have edged to their highest level in two years. Of paramount concern to Fed Chairman Alan Greenspan is the possibility of continuing economic growth so strong that the unemployment rate is driven even lower, and a subsequent corresponding upsurge in wage rates reignites inflation. The performance of the economy over the coming months appears crucial in determining whether the Fed will actively restrain the economy. We remain alert to changes in economic trends that would increase the risk of rising inflation and, consequently, the prospect of higher interest rates.
Market Environment
    Since our last letter at the end of April 1997, long-term taxable interest rates have declined dramatically. As measured by the 30-year U.S. Treasury bond, yields ended the period at 6.15%, down from roughly 7.00% just six months earlier. In the municipal market the drop in rates was less pronounced as the Bond Buyer Revenue Bond Index closed the period yielding 5.60% versus 6.01% on April 30. Initially, long interest rates were driven lower by expectations that economic growth would slow during the summer. When the summer slowdown did not materialize, however, disappointed bond market participants pushed yields higher from the beginning of August through mid-September as tight labor markets in the U.S. again became a source of concern. The implications of a tight labor market were overshadowed during October by the development of economic crises in various Asian countries which precipitated a significant correction in the U.S. equity market. The subsequent flight-to-quality rally in Treasuries left taxable yields at their lows for the six months ended October 31, 1997.
    The underperformance of municipal bonds during the reporting period was driven by a combination of lack of retail demand at lower yields and a large increase in issuance as many bond refundings became economically feasible. This weakening technical dynamic is illustrated by the municipal/Treasury yield ratio (as measured by the Bond Buyer Revenue Bond Index /30-year Treasury yield) cheapening from 86% on April 30, 1997, to 91% six months later.
The Portfolio
    In managing your Fund's assets during a period of such uncertainty with respect to the future direction of long-term interest rates, a decidedly conservative posture was maintained. By holding a core of high coupon bonds which provided the Fund with much of its income stream, we remained committed to providing shareholders with the maximum amount of current tax-free income possible. These large coupon securities also provided stability to the Fund's net asset value throughout a period during which we experienced extreme market volatility. Many of the trades that were executed during the period sought to capitalize on the extremely flat yield curve. Other swaps sought to reposition the portfolio with securities that provide greater potential for price appreciation without extending the duration of the portfolio. Throughout the reporting period, further emphasis was placed on extending the optional redemption characteristics of the holdings in order to improve the liquidity of the portfolio. In conclusion, we will continue to monitor the constantly changing financial and political landscapes and adjust our portfolio strategy accordingly.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
November 18, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B shares and Class C shares. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF INVESTMENTS                                                                         OCTOBER 31, 1997 (UNAUDITED)
                                                                                                   Principal
Long-Term Municipal Investments-97.5%                                                                Amount          Value
                                                                                                 _____________  _____________
Akron, Sewer Systems Revenue 5.875%, 12/1/2016 (Insured; MBIA)..............                    $    1,200,000  $   1,261,440
Akron-Wilbeth Housing Development Corp., First Mortgage Revenue
  7.90%, 8/1/2003 (Insured; FHA)............................................                         1,805,000      2,104,648
Allen County, Industrial First Mortgage Revenue, Refunding
  6.75%, 11/15/2008 (Guaranteed; K-Mart Corp.)..............................                         1,280,000      1,358,899
City of Barberton, Hospital Facilities Revenue
  (The Barberton Citizens Hospital Co. Project) 7.25%, 1/1/2012.............                         2,400,000      2,705,016
Board of Education of the Cleveland City School District 8%, 12/1/2001......                         1,675,000      1,913,905
Butler County, Hospital Facilities Revenue, Refunding and Improvement
  (Fort Hamilton Hughes Group) 7.25%, 1/1/2001..............................                         3,300,000      3,436,257
City of Cambridge, HR, Refunding (Guernsey Memorial Hospital Project)
  8%, 12/1/2006.............................................................                         2,000,000      2,227,580
Clermont County, Hospital Facilities Revenue, Refunding (Mercy Health
Systems):
  5.625%, 9/1/2016 (Insured; AMBAC).........................................                         4,250,000      4,358,630
  7.50%, 9/1/2019 (Prerefunded 9/1/2001) (Insured; AMBAC) (a)...............                           180,000        200,849
City of Cleveland:
  COP (Motor Vehicle, Motorized and Communication Equipment) 7.10%, 7/1/2002                         2,000,000      2,104,340
  Parking Facility Improvement Revenue 8%, 9/15/2012........................                         5,000,000      5,880,250
  Public Power System, Revenue, Refunding 5%, 11/15/2024 (Insured; MBIA)....                        11,250,000     10,830,262
  Waterworks First Mortgage Revenue 5.50%, 1/1/2021 (Insured; MBIA).........                        11,700,000     12,184,731
Cleveland-Cuyahoga County Port Authority, Revenue, Refunding
  (Rock & Roll Hall of Fame) 5.40%, 12/1/2015 (Insured; AMBAC)..............                         2,540,000      2,574,138
Cuyahoga County:
  HR:
    (Meridia Health Systems):
      7.25%, 8/15/2019......................................................                         4,715,000      5,077,348
      7%, 8/15/2023.........................................................                         1,750,000      1,889,475
    Refunding:
      (Cleveland Clinic Foundation) 8%, 12/1/2015...........................                         1,000,000      1,018,380
      Improvement (University Hospitals Health) 5.625%, 1/15/2015 (Insured; MBIA)                    3,695,000      3,785,454
      (Mount Sinai Medical Center) 8.125%, 11/15/2014.......................                         1,000,000      1,021,610
  Jail Facilities 7%, 10/1/2013 (Prerefunded 10/1/2001) (a).................                         6,125,000      6,833,969
  MFHR (National Terminal Apartments Project) 6.40%, 7/1/2016 (Collateralized; FNMA)                 2,000,000      2,128,660
Eaton, IDR Refunding (Baxter International Inc. Project) 6.50%, 12/1/2012...                         1,500,000      1,621,755
Euclid City School District, Improvement, 7.10%, 12/1/2011 (Prerefunded 12/1/2001) (a)               1,000,000      1,124,810
Village of Evendale, IDR Refunding (Ashland Oil Inc. Project) 6.90%, 11/1/2010    .                  2,000,000      2,147,680
Fairfield City School District, School Improvement Unlimited Tax:
  7.20%, 12/1/2011 (Insured; FGIC)..........................................                         1,000,000      1,186,330
  7.20%, 12/1/2012 (Insured; FGIC)..........................................                         1,250,000      1,482,912
  6.10%, 12/1/2015 (Insured; FGIC)..........................................                         2,000,000      2,127,220
  6%, 12/1/2020 (Insured; FGIC).............................................                         2,000,000      2,116,560
Fairlawn, Health Care Facilities Revenue (Village at Saint Edward Project)
  8.75%, 10/1/2019..........................................................                         2,420,000      2,579,042

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                            OCTOBER 31, 1997 (UNAUDITED)
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                 _____________  _____________
Findlay 5.875%, 7/1/2017....................................................                    $    2,000,000  $   2,082,680
Franklin, Water System Revenue 5.75%, 12/1/2016 (Insured; MBIA).............                         1,000,000      1,042,420
Franklin County
  HR:
    Holy Cross Health Systems Corp.:
      (Mount Carmel Health) 6.75%, 6/1/2019 (Insured; MBIA).................                         2,500,000      2,760,325
      Refunding and Improvement 5.80%, 6/1/2016.............................                         2,000,000      2,073,380
    Refunding and Improvement:
      (The Children's Hospital Project) 6.60%, 5/1/2013.....................                         4,000,000      4,368,600
      (Worthington Christian Village Congregate Care Project):
        10.25%, 8/1/2015....................................................                           745,000        819,798
        7.80%, 2/1/2017 (Insured; FHA)......................................                         5,690,000      6,234,931
        5.375%, 12/1/2020...................................................                         9,780,000      9,921,908
Gallia County Local School District 7.375%, 12/1/2004.......................                           570,000        666,695
Greater Cleveland Gateway Economic Development Corp.:
  Senior Lien Excise Tax Revenue 6.875%, 9/1/2005 (Insured; FSA)............                         1,500,000      1,643,760
  Stadium Revenue 7.50%, 9/1/2005...........................................                         5,675,000      6,289,262
Greater Cleveland Regional Transit Authority 5.65%, 12/1/2016 (Insured; FGIC)                        5,445,000      5,623,215
Hamilton County:
  Hospital Facilities Improvement Revenue, Refunding (Deaconess Hospital)
    7%, 1/1/2012............................................................                         2,570,000      2,784,107
  Mortgage Revenue (Judson Care Center)
    7.80%, 8/1/2019 (Prerefunded 8/1/2000) (Insured; FHA, LOC; Citibank) (a,b)                       3,970,000      4,390,701
Hilliard School District, School Improvement:
  Zero Coupon, 12/1/2013 (Insured; FGIC)....................................                         1,655,000        722,540
  Zero Coupon, 12/1/2014 (Insured; FGIC)....................................                         1,655,000        680,569
  5.75%, 12/1/2019 (Insured; FGIC)..........................................                         2,500,000      2,600,750
  5%, 12/1/2020 (Insured; FGIC).............................................                         3,345,000      3,242,409
Kent State University, University Revenue 5.50%, 5/1/2017 (Insured; MBIA)...                         1,000,000      1,017,340
Kirtland Local School District 7.50%, 12/1/2009.............................                           760,000        818,512
Knox County, IDR (Weyerhaeuser Co. Project) 9%, 10/1/2007...................                         1,000,000      1,310,430
Lakota Local School District 6.125%, 12/1/2017 (Insured; AMBAC).............                         1,075,000      1,150,863
Lorain County, HR, Refunding (Catholic Healthcare Partners):
  5.625%, 9/1/2016 (Insured; MBIA)..........................................                         2,625,000      2,708,396
  5.625%, 9/1/2017 (Insured; MBIA)..........................................                         3,750,000      3,859,162
Lowellville, Sanitary Sewer Systems Revenue (Browning-Ferris Industries Inc.)

  7.25%, 6/1/2006...........................................................                         1,200,000      1,301,352
Mahoning County, Health Care Facilities Revenue (Youngstown Osteopathic
Hospital Project)
  7.60%, 8/1/2010 (LOC; Marine Midland Bank) (b)............................                         3,775,000      4,009,390
Marion County, Health Care Facilities Revenue, Refunding and Improvement
  (United Church Homes Inc.) 6.375%, 11/15/2010.............................                         3,000,000      3,150,750
Montgomery County, Limited General Obligation and Sewer Revenue
  5.60%, 12/1/2016..........................................................                         1,380,000      1,424,105

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                              OCTOBER 31, 1997 (UNAUDITED)
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                 _____________  _____________
Moraine, SWDR (General Motors Corp. Project) 6.75%, 7/1/2014................                    $    5,000,000  $   5,890,400
North Royalton City School District 6.10%, 12/1/2019 (Insured; MBIA)........                         2,500,000      2,743,600
Oak Hills Local School District, School Facilities Constuction and
Improvement
  5.125%, 12/1/2025 (Insured; MBIA).........................................                         1,500,000      1,468,230
State of Ohio:
  Economic Development Revenue:
    Ohio Enterprise Bond Fund (VSM Corp. Project) 7.375%, 12/1/2011.........                           885,000        967,411
    (Sponge Inc. Project) 8.375%, 6/1/2014..................................                         1,560,000      1,685,705
  PCR (Standard Oil Co. Project)
    6.75%, 12/1/2015 (Guaranteed; British Petroleum Co. p.l.c.).............                         2,700,000      3,219,507
Ohio Air Quality Development Authority, Revenue:
  Pollution Control, Refunding:
    (Cleveland Electric Illuminating Co. Project) 6.85%, 7/1/2023...........                         5,250,000      5,526,570
    (Ohio Edison) 7.45%, 3/1/2016 (Insured; FGIC)...........................                         3,500,000      3,796,380
  Refunding (Ohio Power Co. Project) 7.40%, 8/1/2009........................                         1,500,000      1,574,415
Ohio Building Authority, State Facilities (Juvenile Correctional Projects)
  6.60%, 10/1/2014 (Insured; AMBAC).........................................                         1,660,000      1,869,459
Ohio Capital Corp. for Housing, MFHR Refunding
  7.60%, 11/1/2023 (Collateralized; FNMA)...................................                         1,250,000      1,313,900
Ohio Higher Educational Facility Commission, Revenue
  (Denison University Project) 5.30%, 11/1/2021.............................                         2,000,000      1,986,580
Ohio Housing Finance Agency:
  Mortgage Revenue (Saint Francis Court Apartment Project)
    8%, 10/1/2026 (Insured; FHA)............................................                           695,000        749,223
  SFMR (GNMA Mortgage Backed Securities Program):
    8.25%, 12/15/2019.......................................................                           130,000        136,895
    Zero Coupon, 9/1/2021...................................................                        14,575,000      2,355,903
    7.85%, 9/1/2021.........................................................                         1,340,000      1,425,854
    7.65%, 3/1/2029.........................................................        .                1,900,000      1,995,038
    7.80%, 3/1/2030.........................................................                         2,275,000      2,391,617
Ohio Turnpike Commission, Turnpike Revenue, Highway Improvements 5.75%, 2/15/2024                    6,100,000      6,306,485
Ohio Water Development Authority, Revenue:
  (Fresh Water) 5.90%, 12/1/2015 (Insured; AMBAC)...........................                         4,650,000      4,907,377
  Pollution Control Facilities:
    (Cleveland Electric Illuminating Project) 8%, 10/1/2023.................                         5,800,000      6,029,506
    (Ohio Edison) 8.10%, 10/1/2023..........................................                         3,700,000      3,951,489
  Refunding:
    (Ohio Edison) 7.625%, 7/1/2023..........................................                         5,000,000      5,268,900
    (Toledo Edison Co.):
      7.55%, 6/1/2023.......................................................                         2,000,000      2,111,800
      8%, 10/1/2023.........................................................                         3,635,000      3,844,013
Ottawa County, Sanitary Sewer Systems Special Assessment
  (Portage-Catawba Island Sewer Project) 7%, 9/1/2011 (Insured; AMBAC)......                         1,000,000      1,106,890

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                          OCTOBER 31, 1997 (UNAUDITED)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                 _____________  _____________
Shelby County, Hospital Facilities Revenue, Refunding and Improvement
  (The Shelby County Memorial Hospital Association) 7.70%, 9/1/2018.........                    $    2,500,000  $   2,763,225
South Euclid, Recreation Facilities 7%, 12/1/2011...........................                         2,285,000      2,523,074
Southwest Regional Water District, Water Revenue:
  6%, 12/1/2015 (Insured; MBIA).............................................                         1,600,000      1,698,784
  6%, 12/1/2020 (Insured; MBIA).............................................                         1,250,000      1,329,975
Springboro Community City School District, Refunding
  5.10%, 12/01/2023 (Insured; AMBAC)........................................                         3,550,000      3,474,669
Student Loan Funding Corp.:
  Student Loan Revenue, Refunding 7.20%, 8/1/2003...........................                         2,180,000      2,325,428
  Student Loan Senior Subordinated Revenue 6.15%, 8/1/2010..................                         5,000,000      5,152,900
Toledo 5.625%, 12/1/2011 (Insured; AMBAC)...................................                         1,000,000      1,057,000
University of Cincinnati, University and College Revenue
  5.125%, 6/1/2020 (Insured; MBIA)..........................................                         2,000,000      1,967,060
  COP:
    6.75%, 12/1/2009 (Insured; MBIA)........................................                           750,000        824,190
    (University Center Project) 5.125%, 6/1/2024 (Insured; MBIA)............                         2,500,000      2,430,950
Warren 7.75%, 11/1/2010 (Prerefunded 11/1/2000) (a).........................                         2,785,000      3,123,155
Wauseon Exempted Village School District, Refunding and School Improvement
  5.50%, 12/1/2022 (Insured; MBIA)..........................................        .                2,500,000      2,529,775
West Holmes Local School District 5.375%, 12/1/2023 (Insured; MBIA).........                         1,860,000      1,862,288
                                                                                                                _____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $257,914,248).......................................................                                     $275,666,120
                                                                                                                =============
Short-Term Municipal Investments-2.5%
Ohio-1.6%
Ohio Air Quality Development Authority, Industrial Revenue, Refunding, VRDN
  (Cincinnati Gas & Electric) 4.15% (LOC; ABN Amro Bank N.V.) (b,c).........                    $    1,600,000  $   1,600,000
Twinsburg, IDR, VRDN (United Stationers Supply Company)
  4.15% (LOC; PNC Bank) (b,c)...............................................                         3,000,000      3,000,000
U.S. Related-.9%
Puerto Rico Commonwealth Government Development Bank, Revenue,
  Refunding, VRDN 3.35% (LOC; Credit Suisse) (b,c)..........................                         2,600,000      2,600,000
                                                                                                                _____________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
  (cost $7,200,000).........................................................                                   $    7,200,000
                                                                                                                =============
TOTAL INVESTMENTS-100.0%
  (cost $265,114,248).......................................................                                     $282,866,120
                                                                                                                =============

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      IDR     Industrial Development Revenue
COP           Certificate of Participation                       LOC     Letter of Credit
FHA           Federal Housing Administration                     MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                            Insurance Corporation
FNMA          Federal National Mortgage Association              MFHR    Multi-Family Housing Revenue
FSA           Financial Security Assurance                       PCR     Pollution Control Revenue
GNMA          Government National Mortgage Association           SFMR    Single Family Mortgage Revenue
HR            Hospital Revenue                                   SWDR    Solid Waste Disposal Revenue
                                                                 VRDN    Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
Fitch (d)              or          Moody's             or         Standard & Poor's          Percentage of Value
_______                            ________                       ________________           __________________
AAA                                Aaa                            AAA                               49.2%
AA                                 Aa                             AA                                 8.4
A                                  A                              A                                 17.7
BBB                                Baa                            BBB                               13.0
BB                                 Ba                             BB                                 6.5
F1                                 MIG1                           SP1                                1.3
Not Rated(e)                       Not Rated(e)                   Not Rated(e)                       3.9
                                                                                                   _______
                                                                                                   100.0%
                                                                                                   =======

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in ecscrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Secured by letters of credit.
    (c) Security payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (d) Fitch currently provides creditworthiness information for a limited number of investments.
    (e) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securites in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                                OCTOBER 31, 1997 (UNAUDITED)
                                                                                                 Cost             Value
                                                                                            _____________     _____________
ASSETS:                          Investments in securities-See Statement of Investments      $265,114,248      $282,866,120
                                 Receivable for investment securities sold..                                        982,623
                                 Receivable for shares of Beneficial Interest subscribed                             69,066
                                 Interest receivable........................                                      5,155,680
                                 Prepaid expenses...........................                                          3,310
                                                                                                              _____________
                                                                                                                289,076,799
                                                                                                              _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                      134,640
                                 Due to Distributor.........................                                         81,653
                                 Cash overdraft due to Custodian............                                         12,199
                                 Payable for shares of Beneficial Interest redeemed                                 260,153
                                 Accrued expenses...........................                                         33,692
                                                                                                              _____________
                                                                                                                    522,337
                                                                                                              _____________
NET ASSETS..................................................................                                   $288,554,462
                                                                                                              =============
REPRESENTED BY:                  Paid-in capital............................                                   $267,962,534
                                 Accumulated net realized gain (loss) on investments                              2,840,056
                                 Accumulated gross unrealized appreciation on investments                        17,751,872
                                                                                                              _____________
NET ASSETS..................................................................                                   $288,554,462
                                                                                                              =============

                                                 NET ASSET VALUE PER SHARE
                                                _____________________________
                                                                              Class A           Class B         Class C
                                                                          _____________     _____________     _____________
Net Assets..................................................               $239,793,456       $47,942,941          $818,065
Shares Outstanding..........................................                 18,456,305         3,688,695            62,905
NET ASSET VALUE PER SHARE...................................                     $12.99            $13.00            $13.00
                                                                                =======           =======           =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF OPERATIONS                                                            SIX MONTHS ENDED OCTOBER 31, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                      $  8,948,912
EXPENSES:                        Management fee-Note 3(a)...................                 $     803,749
                                 Shareholder servicing costs-Note 3(c)......                       451,966
                                 Distribution fees-Note 3(b)................                       120,052
                                 Professional fees..........................                        26,407
                                 Custodian fees.............................                        15,095
                                 Prospectus and shareholders' reports.......                         8,726
                                 Registration fees..........................                         2,238
                                 Trustees' fees and expenses-Note 3(d)......                         2,092
                                 Loan commitment fees-Note 2................                         1,255
                                 Miscellaneous..............................                        12,756
                                                                                              ____________
                                       Total Expenses.......................                                         1,444,336
                                                                                                                  ____________
INVESTMENT INCOME-NET.......................................................                                         7,504,576
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                  $  1,016,697
                                 Net unrealized appreciation (depreciation) on investments       6,827,142
                                                                                              ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         7,843,839
                                                                                                                  ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $15,348,415
                                                                                                                  ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                             Six Months Ended
                                                                                              October 31, 1997    Year Ended
                                                                                                 (Unaudited)    April 30, 1997
                                                                                                 __________     ______________
OPERATIONS:
  Investment income-net....................................................                  $    7,504,576      $  15,659,148
  Net realized gain (loss) on investments..................................                       1,016,697          2,316,643
  Net unrealized appreciation (depreciation) on investments................                       6,827,142          1,485,293
                                                                                              _____________      _____________
      Net Increase (Decrease) in Net Assets Resulting from Operations......                      15,348,415         19,461,084
                                                                                              _____________      _____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Class A shares.........................................................                      (6,386,311)       (13,586,634)
    Class B shares.........................................................                      (1,102,272)        (2,065,437)
    Class C shares.........................................................                         (15,993)            (7,077)
  Net realized gain on investments:
    Class A shares.........................................................                         ----            (1,899,479)
    Class B shares.........................................................                         ----              (321,573)
    Class C shares.........................................................                         ----                (1,122)
                                                                                              _____________      _____________
      Total Dividends......................................................                      (7,504,576)       (17,881,322)
                                                                                              _____________      _____________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares.........................................................                       5,472,626          7,049,583
    Class B shares.........................................................                       4,371,133          7,342,791
    Class C shares.........................................................                         116,559            694,789
  Dividends reinvested:
    Class A shares.........................................................                       3,966,215         10,239,228
    Class B shares.........................................................                         629,187          1,692,942
    Class C shares.........................................................                          12,788              7,422
  Cost of shares redeemed:
    Class A shares.........................................................                     (18,800,069)       (33,748,310)
    Class B shares.........................................................                      (3,043,999)        (4,952,156)
    Class C shares.........................................................                         (25,435)           (10,071)
                                                                                              _____________      _____________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                    (7,300,995)       (11,683,782)
                                                                                              _____________      _____________
        Total Increase (Decrease) in Net Assets............................                         542,844        (10,104,020)
NET ASSETS:
  Beginning of Period......................................................                     288,011,618        298,115,638
                                                                                              _____________      _____________
  End of Period............................................................                    $288,554,462       $288,011,618
                                                                                              =============      =============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                   Shares
                                                                                    _________________________________
                                                                                     Six Months Ended
                                                                                     October 31, 1997    Year Ended
                                                                                       (Unaudited)      April 30, 1997
                                                                                       __________      ______________
CAPITAL SHARE TRANSACTIONS:
    Class A
    ________
    Shares sold............................................................                425,601           555,615
    Shares issued for dividends reinvested.................................                307,143           804,030
    Shares redeemed........................................................             (1,457,999)       (2,659,323)
                                                                                        __________        __________
                                       Net Increase (Decrease) in Shares Outstanding      (725,255)       (1,299,678)
                                                                                        ==========        ==========
    Class B
    _______
    Shares sold............................................................                339,101           577,283
    Shares issued for dividends reinvested.................................                 48,738           132,861
    Shares redeemed........................................................               (236,195)         (388,961)
                                                                                        __________        __________
                                       Net Increase (Decrease) in Shares Outstanding       151,644           321,183
                                                                                        ==========        ==========
    Class C
    _______
    Shares sold............................................................                  9,043            54,985
    Shares issued for dividends reinvested.................................                    987               582
    Shares redeemed........................................................                 (1,982)             (792)
                                                                                        __________        __________
                                       Net Increase (Decrease) in Shares Outstanding         8,048            54,775
                                                                                        ==========        ==========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                               Class A Shares
                                                     _________________________________________________________________________
                                                     Six Months Ended
                                                     October 31, 1997                 Year Ended April 30,
                                                                        ______________________________________________________
PER SHARE DATA:                                        (Unaudited)      1997        1996        1995        1994        1993
                                                        __________    ______      ______      ______      ______      ______
    Net asset value, beginning of period..                $12.65      $12.58      $12.62      $12.70      $13.09      $12.35
                                                          ______      ______      ______      ______      ______      ______
    Investment Operations:
    Investment income-net.................                   .34         .69         .71         .73         .74         .77
    Net realized and unrealized gain (loss)
      on investments......................                   .34         .17         .14        (.05)       (.36)        .81
                                                          ______      ______      ______      ______      ______      ______
    Total from Investment Operations......                   .68         .86         .85         .68         .38        1.58
                                                          ______      ______      ______      ______      ______      ______
    Distributions:
    Dividends from investment income-net..                  (.34)       (.69)       (.71)       (.73)       (.74)       (.77)
    Dividends from net realized gain on investments            -        (.10)       (.18)       (.03)       (.03)       (.07)
                                                          ______      ______      ______      ______      ______      ______
    Total Distributions...................                  (.34)       (.79)       (.89)       (.76)       (.77)       (.84)
                                                          ______      ______      ______      ______      ______      ______
    Net asset value, end of period........                $12.99      $12.65      $12.58      $12.62      $12.70      $13.09
                                                          ======      ======      ======      ======      ======      ======
TOTAL INVESTMENT RETURN(1)................                 10.73%(2)    6.91%       6.77%       5.63%       2.78%      13.24%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                  .90%(2)     .91%        .89%        .92%        .81%        .70%
    Ratio of net investment income to
      average net assets..................                  5.22%(2)    5.40%       5.49%       5.84%       5.57%       6.03%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                     -           -           -         .01%        .12%        .23%
    Portfolio Turnover Rate...............                 12.65%(3)   29.65%      43.90%      39.53%       7.73%       6.08%
    Net Assets, end of period (000's Omitted)           $239,793    $242,572    $257,639  $273,225      $293,706    $295,564
_______________________________
(1)    Exclusive of sales load.
(2)    Annualized.
(3)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                               Class B Shares
                                                     _______________________________________________________________________
                                                     Six Months Ended
                                                     October 31, 1997                 Year Ended April 30,
                                                                      ______________________________________________________
PER SHARE DATA:                                        (Unaudited)      1997        1996        1995        1994        1993(1)
                                                        __________    ______      ______      ______      ______      ______
    Net asset value, beginning of period..                $12.65      $12.59      $12.63      $12.71      $13.09      $12.69
                                                          ______      ______      ______      ______      ______      ______
    Investment Operations:
    Investment income-net.................                   .31         .62         .64         .66         .66         .20
    Net realized and unrealized gain (loss)
      on investments......................                   .35         .16         .14        (.05)       (.35)        .40
                                                          ______      ______      ______      ______      ______      ______
    Total from Investment Operations......                   .66         .78         .78         .61         .31         .60
                                                          ______      ______      ______      ______      ______      ______
    Distributions:
    Dividends from investment income-net..                  (.31)       (.62)       (.64)       (.66)       (.66)       (.20)
    Dividends from net realized gain on investments            -        (.10)       (.18)       (.03)       (.03)          -
                                                          ______      ______      ______      ______      ______      ______
    Total Distributions...................                  (.31)       (.72)       (.82)       (.69)       (.69)       (.20)
                                                          ______      ______      ______      ______      ______      ______
    Net asset value, end of period........                $13.00      $12.65      $12.59      $12.63      $12.71      $13.09
                                                          ======      ======      ======      ======      ======      ======
TOTAL INVESTMENT RETURN(2)................                 10.35%(3)    6.27%       6.19%       5.06%       2.24%      16.36%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                 1.42%(3)    1.42%       1.42%       1.44%       1.38%       1.17%(3)
    Ratio of net investment income to
      average net assets..................                  4.70%(3)    4.87%       4.94%       5.29%       4.89%       4.62%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                     -           -           -         .01%        .10%        .13%(3)
    Portfolio Turnover Rate...............                 12.65%(4)   29.65%      43.90%      39.53%       7.73%       6.08%
    Net Assets, end of period (000's Omitted)            $47,943     $44,746     $40,476     $32,797     $27,657      $8,482
___________________________________
(1)    From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2)    Exclusive of sales load.
(3)    Annualized.
(4)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                                         Class C Shares
                                                                         ____________________________________________
                                                                          Six Months Ended
                                                                          October 31, 1997        Year Ended April 30,
                                                                                                 _____________________
PER SHARE DATA:                                                             (Unaudited)            1997          1996(1)
                                                                            __________           ______        ______
    Net asset value, beginning of period.......................               $12.66             $12.59        $12.68
                                                                              ______             ______        ______
    Investment Operations:
    Investment income-net......................................                  .29                .59           .43
    Net realized and unrealized gain (loss)
      on investments...........................................                  .34                .17           .09
                                                                              ______             ______        ______
    Total from Investment Operations...........................                  .63                .76           .52
                                                                              ______             ______        ______
    Distributions:
    Dividends from investment income-net.......................                 (.29)              (.59)         (.43)
    Dividends from net realized gain on investments............                    -               (.10)         (.18)
                                                                              ______             ______        ______
    Total Distributions........................................                 (.29)              (.69)         (.61)
                                                                              ______             ______        ______
    Net asset value, end of period.............................               $13.00             $12.66        $12.59
                                                                              ======             ======        ======
TOTAL INVESTMENT RETURN(2).....................................                 9.94%(3)           6.07%         5.66%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets....................                 1.68%(3)           1.64%         1.63%(3)
    Ratio of net investment income to average net assets.......                 4.45%(3)           4.44%         4.66%(3)
    Portfolio Turnover Rate....................................                12.65%(4)          29.65%        43.90%
    Net Assets, end of period (000's Omitted)..................                 $818               $694            $1
____________________________
(1)    From August 15, 1995 (commencement of initial offering) to April 30, 1996.
(2)    Exclusive of sales load.
(3)    Annualized.
(4)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Ohio Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDCS imposed on Class C shares redeemed within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary and emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rats in effect at the time of borrowings. For the period ended October 31, 1997, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of
 .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $73 during the period ended October 31, 1997, from commissions earned on sales of the Fund's shares.
    (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1997, the Fund was charged $117,356 and $2,696 for Class B and Class C shares, respectively, pursuant to the Distribution Plan.
    (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1997, the Fund was charged $305,764, $58,677 and $899 for Class A, Class B and Class C shares, respectively, pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1997, the Fund was charged $65,016 pursuant to the transfer agency agreement.
    (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1997 amounted to $35,334,133 and $38,225,153, respectively.
    At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS PREMIER STATE MUNICIPAL
BOND FUND, OHIO SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                       057/619SA9710
Semi-Annual Report
Dreyfus Premier State
Municipal Bond Fund
Ohio Series
October 31, 1997
Registration Mark